Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Burlington Stores, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended April 29, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Kingsbury, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: May 25, 2017

/s/ Thomas A. Kingsbury
Thomas A. Kingsbury
Chairman, President and Chief Executive Officer
(Principal Executive Officer)